Stockholders' Equity and Related Matters	12 Months Ended
Jun. 30, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
(11)	Stockholders' Equity and Related Matters

In 1995, the Bank converted from a federally chartered mutual savings association to a capital stock savings bank. Simultaneously, the Bank consummated the formation of a holding company, Patapsco Bancorp, Inc., of which the Bank is a wholly-owned subsidiary. In connection with the conversion, the Company publicly issued 362,553 shares of its common stock.

Federal regulations required that, upon conversion from mutual to stock form of ownership, a "liquidation account" be established by restricting a portion of net worth for the benefit of eligible savings account holders who maintain their savings accounts with the Company after conversion. In the event of complete liquidation (and only in such event), each savings account holder who continues to maintain his savings account shall be entitled to receive a distribution from the liquidation account after payment to all creditors, but before any liquidation distribution with respect to capital stock. This account will be proportionately reduced for any subsequent reduction in the eligible holders' savings accounts. At conversion the liquidation account totaled approximately $6,088,000. In addition to the foregoing, certain bad debt reserves of approximately $2,561,000 deducted from income for federal income tax purposes and included in retained earnings of the Company, are not available for the payment of cash dividends or other distributions to stockholders without payment of taxes at the then-current tax rate by the Company, on the amount removed from the reserves for such distributions. The unrecorded deferred income tax liability on the above amount was approximately $989,000.